SUMMARY PROSPECTUS

IronBridge Frontegra SMID Fund  (IBSMX)

Advised by:

IronBridge Capital Management, L.P.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at http://www.ironbridgefunds.net/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to clientservice@ironbridge.net.

The Fund’s full prospectus and statement of additional information, each dated November 1, 2010, are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

November 1, 2010

IRONBRIDGE FRONTEGRA SMID FUND

Investment Objective.

The investment objective of the IronBridge Frontegra SMID Fund (“SMID Fund”)  is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.94%

Expense Example.

This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the SMID Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
SMID Fund	$96	$300	$520	$1,155

Portfolio Turnover.

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the SMID Fund’s predecessor’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies.

The SMID Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the SMID Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk.  During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Small-to-Medium Capitalization Risks.  Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the SMID Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the SMID Fund.

Performance.

The bar chart and table below show how the Frontegra IronBridge SMID Fund (the “Predecessor SMID Fund”), the predecessor of the SMID Fund, has performed in the past and provides some indication of the risks of investing in the SMID Fund.  The table shows how the performance of the Predecessor SMID Fund has varied from year to year as compared with the performance of the Russell 2500® Index, a securities index that measures the performance of the small-to-medium capitalization segment of the U.S. equity universe.  After-tax returns are shown only for Predecessor SMID Fund’s Institutional Class shares, which commenced operations on December 31, 2004 and correspond to the SMID Fund’s shares.  Keep in mind that past performance (before and after taxes) may not indicate how well the SMID Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Predecessor SMID Fund
for the years ended December 31,(1)

(1)          For the nine-month period ended September 30, 2010, the SMID Fund had a return of 11.02%, which, for the period from January 1, 2010 through July 23, 2010, includes the performance of the Predecessor SMID Fund.

During the periods shown above, the Predecessor SMID Fund’s highest return for a calendar quarter was 18.39% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was (24.46)% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception (December 31, 2004)
SMID Fund
Return Before Taxes	26.48%	1.95%	1.95%
Return After Taxes on Distributions	26.43%	1.44%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	1.57%	1.57%
Russell 2500® Index	34.39%	1.58%	1.58%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Co-managed by Christopher C. Faber (portfolio manager of the SMID Fund, and its predecessor fund, since inception) and Jeffrey B. Madden (portfolio manager of the SMID Fund, and its predecessor fund, since inception).

Purchase and Sale of SMID Fund Shares.

Investors may purchase or redeem SMID Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the SMID Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
SMID Fund	$100,000	$1,000

Tax Information.

The SMID Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your SMID Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase SMID Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of SMID Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SMID Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.